Microsoft Word 10.0.2627; 50022v3
                     SUPPLEMENT dated August 15, 2003 to the
                        PROSPECTUS dated May 1, 2003 for
                             PROTECTIVE PREMIERE II
                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                   issued by Protective Life Insurance Company



Important Note:            This supplement replaces the previous supplement for
the Protective Premiere II dated June 1, 2003.


The new version of the Premiere II will be available in California, Texas and Maryland for policies applied for on or after August 15, 2003. For information regarding this new version of the Premiere II policy, including the applicable policy features and charges, see references throughout the prospectus to "policies applied for on or after June 1, 2003." Specifically, see "Policy Benefits/Risk Summary" on pages 3 through 7, "Fee Tables" on pages 8 through 12,and "Charges and Deductions" on pages 33 through 36.

However, for information regarding the Premiere II policies applied for in California, Texas and Maryland prior to August 15, 2003, including the applicable policy features and charges, see references throughout the prospectus to "policies applied for before June 1, 2003." Specifically, see "Policy Benefits/Risk Summary", "Fee Tables", and "Charges and Deductions" referenced above.

For more information, please contact your registered representative or our Home Office at (800) 265-1545.